UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 13, 2004


                           PROSPECT ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)



          Maryland                    333-114552                 43-2048643
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(State or other jurisdiction       (Commission File          (I.R.S. Employer
     of incorporation)                  Number)           Identification Number)


                  10 East 40th Street, New York, New York 10016
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              (Address of principal executive offices) (zip code)


    Registrant's telephone number, including area code: 212 448-0702 ext. 11

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 7 - REGULATION FD

Item 7.01     Regulation FD Disclosure.

The full text of the Registrant's Recent Events - Questions and Answers, dated October 13, 2004, appearing in Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits.

(c)      Exhibits.

99.1     Recent Events - Questions and Answers, dated October 13, 2004


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROSPECT ENERGY CORPORATION
                                       (Registrant)



                                       By:  /s/ John F. Barry III
                                          --------------------------------------
                                          Name:   John F. Barry III
                                          Title:  Chief Executive Officer



Date:  October 13, 2004



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                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

99.1              Recent Events - Questions and Answers, dated October 13, 2004